UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 15, 2005
(Date of Earliest Event Reported)

VALENTIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3156660
(State or Other Jurisdiction	0-22987	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

863A Mitten Road
Burlingame, California 94010
(Address of Principal Executive Offices)

(650) 697-1900
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On September 15, 2005, the Board of Directors of Valentis, Inc. (the “Company”) authorized an increase in the annual base salary payable to Joseph A. Markey, the Company’s Vice President, Finance and Administration, to $206,000, effective January 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 21, 2005

VALENTIS, INC.

By:	/s/ BENJAMIN F. MCGRAW
Benjamin F. McGraw, III, Pharm.D.
President and Chief Executive Officer